UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

The Wilber Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	001-31896 (Commission File Number)	15-6018501 (IRS Employer Identification No.)

245 Main Street, Oneonta, New York 13820
(Address of principal executive offices)

Registrant’s telephone number, including area code: (607) 432-1700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

        On February 4, 2005, The Wilber Corporation’s wholly-owned subsidiary, Wilber National Bank, consummated the purchase of the Sidney, NY and Walton, NY branches of HSBC Bank USA, National Association. Under the terms of the agreement, Wilber National Bank assumed the deposit liabilities and acquired the loans and other assets associated with the two branch offices. A press release dated February 7, 2005 announcing the close of the transaction is attached to this Form 8-K as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. 99.1	Description Press release, dated February 7, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILBER CORPORATION (Registrant) /s/ Joseph E. Sutaris Joseph E. Sutaris Treasurer & Chief Financial Officer

Date: February 7, 2005